UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2021

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Texas		1-31447			74-0694415
(State or other jurisdiction		(Commission File Number)			(IRS Employer
of incorporation)					Identification No.)

1111 Louisiana
Houston	Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
Chicago Stock Exchange, Inc.
Depositary Shares for 1/20 of 7.00% Series B Mandatory Convertible Preferred Stock, $0.01 par value	CNP/PB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2021, upon recommendation of the Governance Committee of the Board of Directors (the “Board”) of CenterPoint Energy, Inc. (the “Company”), the Board of the Company increased the size of the Board from ten to eleven directors and appointed Wendy Montoya Cloonan to fill the newly created directorship effective immediately. Ms. Cloonan will serve as a director of the Board of the Company until the expiration of her term on the date of the Company’s annual meeting of shareholders in 2021 and until her successor is elected and qualified. Ms. Cloonan is expected to stand for election as a director at the Company’s annual meeting of shareholders in 2021. Ms. Cloonan will serve on the Board’s Audit and Compensation Committees.

Ms. Cloonan, 41, is sole shareholder of The Law Office of Wendy Montoya Cloonan, PLLC, since August 2019, which specializes in the areas of public finance and public law. Before founding her own firm, Ms. Cloonan worked at the Houston Endowment, Inc., a private foundation that partners with other organizations in the non-profit, public and private sectors to improve quality of life for the residents of greater Houston, from February 2015 to July 2019 where she served as Senior Program Officer in Education, Assistant General Counsel and Director of Legal. Prior to joining Houston Endowment, Inc., Ms. Cloonan served as an attorney at Hunton Andrews Kurth LLP (formerly, Andrews Kurth LLP), Schwartz, Page & Harding, L.L.P. and Vinson & Elkins LLP. Ms. Cloonan has served as a commissioner of the Port of Houston Authority since 2019 and on the board of directors of the Houston Downtown Management District since 2015. She has previously served on the boards of directors of several non-profit organizations, which included leadership roles with the Hispanic Bar Association and United Way.

There are no arrangements or understandings between Ms. Cloonan and any other person pursuant to which she was selected as a director. The Company is not aware of any transaction in which Ms. Cloonan has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Ms. Cloonan will be compensated for her service on the Board under the Company’s standard arrangement for non-employee directors described in its proxy statement for the 2020 annual meeting of shareholders.

A copy of the press release containing the announcement of Ms. Cloonan’s appointment is attached as Exhibit 99.1.
Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release dated February 19, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: February 19, 2021	By:	/s/ Monica Karuturi
Monica Karuturi
Senior Vice President and General Counsel